UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
         PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT
                                     OF 1934

        Date of Report (Date of earliest event reported): March 26, 2003



                          AMERICAN ECOLOGY CORPORATION
                          ----------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                       0-11688                95-3889638
           --------                       -------                ----------
(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
incorporation or organization)                            Identification Number)

      Lakepointe Centre I,
    300 E. Mallard, Suite 300
         Boise, Idaho                                         83706
--------------------------------                              -----
(Address of principal executive                             (Zip Code)
            offices)

                                 (208) 331-8400
                                 --------------
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

On March 28, 2003, American Ecology Corporation issued a press release to announce that its wholly owned subsidiary, US Ecology, Inc., has received an adverse judgment in the case styled US Ecology, Inc. v. The State of California, et al. The press release, dated March 28, 2003, is attached as
Exhibit 99 and incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits. The following exhibit is filed as part of this report:

Exhibit 99 Press Release, dated March 28, 2003, entitled "SUPERIOR COURT RULES AGAINST US ECOLOGY IN WARD VALLEY CASE"



This Form 8-K contains forward-looking statements related to unknown risks and uncertainties. These risks include, but are not limited to access to capital, as well as compliance with and changes to applicable laws and regulations, exposure to litigation, access to insurance and financial assurances, new technologies, competitive environment, labor issues, and loss of major contracts. The audited consolidated financial statements and the notes thereto filed on Form 10-K for the year ending December 31, 2002 contains additional risk factors and an expanded disclosure of these risks. When the Company uses words like "may," "believes," "expects," "anticipates," "should," "estimate," "project," "plan," their opposites and similar expressions, the Company is making forward-looking statements. These terms are most often used in statements relating to business plans, strategies, anticipated benefits or projections about the anticipated revenues, earnings or other aspects of our operating results. The Company makes these statements in an effort to keep stockholders and the public informed about our business based on our current expectations about future events. Such statements should be viewed with caution and are not guarantees of future performance or events. Our business is subject to uncertainties, risks and other influences, many of which the Company has no control over. Additionally, these factors, either alone or taken together, could have a material adverse effect on the Company and could change whether any forward-looking statement ultimately turns out to be true. The Company undertakes no obligation to publicly release updates or revisions to these statements. The above discussion should be read in conjunction with the audited consolidated financial statements and the notes thereto filed on Form 10-K for the year ending December 31, 2002.


SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             AMERICAN ECOLOGY
                                             CORPORATION
                                             (Registrant)

Date:  March 28, 2003                        By:/S/ James R. Baumgardner


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